Putnam
Ohio
Tax Exempt
Income Fund

ANNUAL REPORT
May 31, 1997

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Fund highlights

* "The fund's number one priority remains high current income.
  However, in a market with downside risk, we're balancing the need for income with the need for total return strategies that build net asset value."
                                 --  Howard Manning, manager
                                     Putnam Ohio Tax Exempt Income Fund


   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

14 Portfolio holdings

19 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]
[COPYRIGHT] Karsh, Ottawa

Dear Shareholder:

Putnam Ohio Tax Exempt Income Fund began fiscal 1997 on a hopeful, yet cautious note in June 1996 after a somewhat tumultuous year for the municipal bond market. The hope was warranted, as the market rallied in the fall. The caution was also justified, for the rally ended abruptly in late winter, cut short by investor worries that inflation and interest rates would both rise in the wake of an economy still growing too fast.

From the vantage point of the fiscal year's close on May 31, 1997, we can see that the volatility, while somewhat nerve-racking for many investors, was low by historical standards. By spring, even the Federal Reserve Board's increase in the federal funds rate in late March, the source of considerable earlier anxiety, caused little stir.

It is in this context that Fund Manager Howard Manning discusses your fund's performance for the year just past and his view of its prospects for the year ahead. His report begins on the following page.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
July 16, 1997



Report from the Fund Manager
Howard K. Manning

Putnam Ohio Tax Exempt Income Fund ended fiscal 1997 on a cheery note, benefiting from positive supply/demand trends and the narrowing of credit spreads. For the 12 months ended May 31, 1997, the fund's class A shares provided a total return of 8.05% at net asset value and 2.89% at public offering price. Results for other share classes and for longer periods can be found on pages 9 and 10.

* MARKET CHARACTERIZED BY ABNORMALLY LOW VOLATILITY

Compared with its experience in other years in the not-too-distant past, the municipal bond market was characterized by abnormally low volatility in all dimensions during fiscal 1997. This covers not only interest-rate movements, but changes in bond spreads as well. Even the Federal Reserve Board's quarter-point increase in the federal funds rate in late March was virtually a nonevent, primarily because the long-awaited rise had already been priced into the market. Throughout the period, interest rates moved up and down in a relatively narrow trading range, which produced modest appreciation in net asset value while keeping dividends at an attractive level.

At both its May and July policy-setting meetings, the Fed once again evaluated the economy's strength, but took no action on interest rates. The municipal bond market reaction appeared subdued, but bond prices did respond favorably. Until there is more conclusive evidence of inflation, we believe the bond markets will continue to show some uncertainty while they await further Fed action.

A well-balanced supply/demand relationship, coupled with the elimination of flat-tax concerns, helped the municipal bond market outperform the Treasury market over the past year. Supply is running slightly below the pace of one year ago, while demand -- from individual investors and insurance companies -- has remained steady.

Amidst robust economic growth, and with yields on long-term municipal bonds near historic lows, we have adopted a defensive strategy in managing your fund. This means moving toward a slightly shorter duration and placing an emphasis on premium bonds. Shorter durations can help preserve portfolio value as interest rates rise. Longer durations can mean a more volatile net asset value if rates change, but also one more likely to appreciate substantially if rates decline. Premium bonds sell at prices above par, carry higher coupons, and tend to be more stable in price when interest rates are rising.

* PORTFOLIO SHIFTS FAVOR Baa-RATED BONDS AND SHORTER DURATION

When interest rates are low and their confidence level is strong, bond investors are often more comfortable with higher-risk investments such as lower-rated higher-yielding bonds. Consequently, in such an environment, the gap between yields of low-rated versus higher-rated securities often narrows. That explains why the continued tightening of quality spreads between higher- and lower-quality bonds became one of the defining events of your fund's fiscal year. In fact, Baa-rated municipal bonds were the top performing securities for the period, followed by A-rated bonds.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS

Health care         22.4%

Education           16.6%

Water and
sewerage            12.0%

Housing             10.5%

Utilities            9.1%

Footnote reads:
*Based on net assets as of 5/31/97. Holdings will vary over time.



As more investors opt for higher-yielding bonds, their prices appreciate. The fund's Baa-rated bonds made up 17.4% of total assets at period's end, up from 9.5% a year earlier.

After the market's positive performance during the summer and fall of 1996, we saw signs of overvaluation and took steps to reduce the fund's effective duration to 7.05 years by the end of the period. We also repositioned the portfolio away from a barbell structure, which favors a focus on holdings at both the short-term and long-term ends of the yield curve, to a bulleted structure, which emphasizes bonds clustered in a rather narrow range along the yield curve. In this case, we are concentrating on the 9- to 15-year maturity range, which we consider the best relative value. In a market that still has downside risk, we believe this strategy is best for the fund's objective of high current income with price stability and appreciation potential.

* MAINTAINING QUALITY AND INCOME DESPITE SCARCITY OF BONDS IN OHIO

A high-quality portfolio has always been one of your fund's top priorities. At the end of the fiscal year, investment-grade bonds, those rated Baa or above, made up more than 90% of the portfolio. Furthermore, close to 65% of the holdings were rated in the highest quality category, Aaa. For many of these holdings, timely payment of principal and interest is insured by major municipal bond insurance companies, adding an extra degree of comfort for investors.

While a well-balanced supply/demand relationship has characterized the overall municipal bond market, supply is extremely limited in Ohio. While tight supply can hinder our search for attractive bonds, our rigorous standards and solid credit research provide effective surveillance of the municipal marketplace.

Our efforts to increase the health-care sector's allocation have been particularly hampered by lack of supply. Nevertheless, we were able to raise the level of hospital holdings by period's end, mainly through appreciation of Baa-rated securities, which benefited from the yield-spread compression during the past 12 to 18 months.



[GRAPHIC OMITTED: pie chart PORTFOLIO QUALITY OVERVIEW]

PORTFOLIO QUALITY OVERVIEW*

A   --  8.9%

Aa  --  4.9%

Aaa -- 63.9%

Ba  --  3.8%

Baa -- 18.5%

Footnote reads:
*As a percentage of market value as of 5/31/97. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions, unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Another focus has been industrial development and essential-service bonds, which have benefited from Ohio's economic resurgence. These municipal service bonds, such as Cleveland Water and Sewer, are self-funding; that is, the fees paid by users of the services become the sources of the bonds' payments to investors. Since the issuers have the ability to set user fees, cash flows from these projects are relatively secure. Consequently, these securities generally represent lower credit risk than other types of municipal bonds. While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy, and may vary in the future.

* DEFENSIVE STRATEGIES SHOULD REMAIN IN PLACE

Looking ahead, we consider continuation of the market's current low volatility to be an unrealistic expectation. As steady economic growth continues, we will maintain a defensive portfolio that emphasizes high current income and price stability if rates move up. Our large, highly experienced staff of research analysts will concentrate on seeking to identify undervalued issues, particularly of A-rated and Baa-rated bonds, to generate an attractive and competitive income for the fund. In this environment, attention to credit and sector selection becomes especially important in providing stability, steady income, and liquidity.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/97, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Ohio Tax Exempt Income Fund is designed for investors seeking high current income free from federal and state income taxes, consistent with capital preservation.

TOTAL RETURN FOR PERIODS ENDED 5/31/97

                                 Class A         Class B         Class M
 (inception date)               (10/23/89)      (7/15/93)       (4/3/95)
                               NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
 1 year                       8.05%   2.89%   7.35%   2.35%   7.85%   4.39%
------------------------------------------------------------------------------
 5 years                     37.53   30.96   32.66   30.66   35.45   31.01
 Annual average               6.58    5.54    5.82    5.49    6.26    5.55
------------------------------------------------------------------------------
 Life of fund                69.42   61.44   59.82   59.82   64.64   59.33
 Annual average               7.18    6.50    6.36    6.36    6.78    6.32
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/97

                                           Lehman Bros.      Consumer
                                          Municipal Bond      Price
                                              Index           Index
------------------------------------------------------------------------------
 1 year                                       8.29%            2.23%
------------------------------------------------------------------------------
 5 years                                     41.80            14.60
 Annual average                               7.24             2.76
------------------------------------------------------------------------------
 Life of fund                                79.18            27.47
 Annual average                               8.00             3.25
------------------------------------------------------------------------------

Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% for class A shares and 3.25% for class M shares. The one-year, five-year, and life of fund returns for class B shares reflect the applicable contingent deferred sales charges (CDSC), which is 5% in the first year, declines each year to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating costs applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown for class A shares have not been adjusted to reflect payments under the class A distribution plan prior to its implementation.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of $10,000 investment since 10/23/89

                  Fund's
                 class A    Lehman Bros.   Consumer
                 shares      Municipal      Price
     Date        at POP     Bond Index      Index
  --------     ---------    ----------   ----------
  10/23/89        9,529       10,000       10,000
      1989        9,653       10,258       10,040
      1990       10,265       11,006       10,653
      1991       11,429       12,342       10,979
      1992       12,497       13,429       11,298
      1993       13,872       15,078       11,609
      1994       13,213       14,302       11,918
      1995       15,283       16,799       12,221
      1996       15,842       17,545       12,627
   5/31/97       16,144       17,918       12,747

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $15,982 (and no contingent deferred sales charges would apply). A $10,000 investment in the fund's class M shares would have been valued at $16,464 at net asset value ($15,933 at public offering price). See first page of performance section for performance calculation method.



PRICE AND DISTRIBUTION INFORMATION
12 months ended 5/31/97

                            Class A         Class B        Class M
------------------------------------------------------------------------------
Distributions (number)         12             12              12
------------------------------------------------------------------------------
Income                     $0.460609      $0.401764        $0.433218
------------------------------------------------------------------------------
Capital gains1                 --             --              --
------------------------------------------------------------------------------
  Total                    $0.460609      $0.401764        $0.433218
------------------------------------------------------------------------------
Share value:              NAV     POP        NAV          NAV     POP
------------------------------------------------------------------------------
5/31/96                  $8.76   $9.20      $8.75        $8.76   $9.05
------------------------------------------------------------------------------
5/31/97                   8.99    9.44       8.98         9.00    9.30
------------------------------------------------------------------------------
Current return
(end of period)
------------------------------------------------------------------------------
Current dividend
rate2                     5.21%   4.96%      4.56%        4.90%   4.74%
------------------------------------------------------------------------------
Taxable equivalent3       9.28    8.83       8.12         8.72    8.44
------------------------------------------------------------------------------
Current 30-day SEC
yield4                    5.04    4.80       4.39         4.74    4.58
------------------------------------------------------------------------------
Taxable equivalent3       8.97    8.55       7.82         8.44    8.15
------------------------------------------------------------------------------

1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3Assumes maximum 43.83% combined federal, state, and city tax rate.
 Results for investors subject to lower tax rates would not be as advantageous.

4Based only on investment income, calculated using SEC guidelines.



TOTAL RETURN FOR PERIODS ENDED 6/30/97
(most recent calendar quarter)

                                Class A         Class B         Class M
 (inception date)              (10/23/89)      (7/15/93)       (4/3/95)
                              NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
 1 year                       7.85%   2.72%   7.19%   2.19%   7.54%   4.01%
------------------------------------------------------------------------------
 5 years                     36.39   29.96   31.70   29.70   34.34   29.98
------------------------------------------------------------------------------
 Annual average               6.40    5.38    5.66    5.34    6.08    5.38
------------------------------------------------------------------------------
 Life of fund                70.81   62.77   61.11   61.11   65.80   60.45
------------------------------------------------------------------------------
 Annual average               7.21    6.54    6.40    6.40    6.80    6.34
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Please see page 9 for the method of performance calculation.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.



COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Report of independent accountants
For the fiscal year ended May 31, 1997

To the Trustees and Shareholders of
Putnam Ohio Tax Exempt Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam Ohio Tax Exempt Income Fund, including the portfolio of investments owned, as of May 31, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Ohio Tax Exempt Income Fund as of May 31, 1997, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                     Coopers & Lybrand L.L.P.

Boston, Massachusetts
July 10, 1997




Portfolio of investments owned
May 31, 1997

Key to Abbreviations
AMBAC       -- AMBAC Indemnity Corporation
COP         -- Certificate of Participation
FGIC        -- Financial Guaranty Insurance Company
FHA Insd.   -- Federal Housing Administration Insured
FNMA Coll.  -- Federal National Mortgage Association Collateralized
FSA         -- Financial Security Assurance
GNMA Coll.  -- Government National Mortgage Association Collateralized
G.O. Bonds  -- General Obligation Bonds
IFB         -- Inverse Floating Rate Bonds
MBIA        -- Municipal Bond Investors Assurance Corporation
RAN         -- Revenue Anticipation Notes

MUNICIPAL BONDS AND NOTES (99.0%) *
PRINCIPAL AMOUNT                                                              RATINGS**                VALUE

Ohio (82.5%)
------------------------------------------------------------------------------------------------------------
       $100,000  Akron-Wilbeth, Hsg. Dev. Corp. 1st Mtge. Rev. Bonds,
                   FHA Insd., 7.9s, 8/1/03                                     A                    $115,500
      1,900,000  Bedford, Hosp. Impt. Rev. Bonds (Bedford Cmnty.
                   Hosp. Inc.), 8 1/2s, 5/15/09                                AAA/P               2,094,750
      1,500,000  Brecksville-Broadview Heights, City School Dist.
                   G.O. Bonds, FGIC, 6 1/2s, 12/1/16                           Aaa                 1,648,125
      5,000,000  Butler Cnty., Hosp. Impt. Rev. Bonds (Fort Hamilton-
                   Hughes), 7 1/2s, 1/1/10                                     Baa                 5,337,500
      1,390,000  Cincinnati, Student Loan Funding Corp. Rev. Bonds,
                   Ser. B, 8 7/8s, 8/1/08                                      BBB/P               1,445,600
      4,870,000  Cleveland G.O. Bonds, Ser. B, AMBAC, 6 3/4s,
                   10/1/08 #                                                   Aaa                 5,387,438
                 Cleveland, City School Dist. G.O. Bonds
        900,000    9s, 12/1/08                                                 Aaa                   981,000
      2,500,000    8 1/4s, 12/1/08                                             Aaa                 2,925,000
      1,000,000    AMBAC, 7.35s, 12/1/08                                       Aaa                 1,066,250
      2,500,000  Cleveland, Pkg. Fac. Impt. Rev. Bonds, 8s, 9/15/12            BB/P                2,928,125
      5,000,000  Cleveland Pub. Pwr. Syst. Rev. Bonds 1st Mtge.,
                   Ser. 1, MBIA, 5s, 11/15/24                                  Aaa                 4,575,000
                 Cleveland Urban Renewal Increment Rev. Bonds
                   (Rock & Roll Hall of Fame)
      1,900,000    6 3/4s, 3/15/18                                             BBB/P               1,964,125
      2,000,000    6 5/8s, 3/15/11                                             BBB/P               2,065,000
                 Cleveland, Waterworks 1st Mtge. Rev. Bonds
      2,000,000    Ser. F-92A, AMBAC, 6 1/2s, 1/1/21                           Aaa                 2,192,500
      3,000,000    Ser. G, MBIA, 5 1/2s, 1/1/21                                Aaa                 2,996,250
      7,950,000    Ser. G, MBIA, 5 1/2s, 1/1/13                                Aaa                 8,069,250
      1,350,000  Cleveland-Cuyahoga Cnty., Port Auth. Rev. Bonds
                   (Rock & Roll Hall of Fame), 5.2s, 12/1/03                   BBB/P               1,346,625
      1,000,000  Clyde, Elec. Syst. Mtge. Rev. Bonds, Ser. B, 8 3/8s,
                   11/15/14                                                    BB/P                1,035,000
                 Cuyahoga Cnty., Hosp. Rev. Bonds
      5,050,000    (Cleveland-Fairview Gen. Hosp. & Lutheran
                   Med. Ctr.), MBIA, 6 1/4s, 8/15/10                           Aaa                 5,371,938
      2,000,000    (Metrohlth. Syst.), MBIA, 5 1/2s, 2/15/27                   Aaa                 1,947,500
      1,940,000    (U. Hosp.), Ser. A, MBIA, 6s, 1/15/06                       Aaa                 2,068,525
      1,300,000  Dublin, G.O. Bonds, Ser. B, 6.4s, 12/1/14                     Aa                  1,441,375
      1,300,000  Franklin Cnty., Convention Fac. Auth. Tax & Lease
                   RAN,, MBIA, 7s, 12/1/19                                     Aaa                 1,431,625
                 Hamilton Cnty, Elec. Syst. Mtge. Rev. Bonds, Ser. B,
        700,000    FGIC, 8s, 10/15/22                                          Aaa                   749,875
      2,600,000    FGIC, 7 1/4s, 10/15/23                                      Aaa                 2,710,500
      2,750,000  Hamilton Cnty., Hlth. Syst. Rev. Bonds
                   (Providence Hosp.), 6 7/8s, 7/1/15                          Baa                 2,884,063
      1,000,000  Hubbard, Swr. Syst. Mtge. Rev. Bonds, 8.8s, 11/15/17          BBB/P               1,048,710
      1,800,000  Huron Cnty., Human Svcs. Rev. Bonds, MBIA, 6.55s,
                   12/1/20                                                     Aaa                 2,029,500
      1,320,000  Kirtland G.O. Bonds, AMBAC, 7 1/2s, 12/1/16                   Aaa                 1,468,500
        359,417  Lake Cnty. Indl. Dev. Rev. Bonds (Madison Inn
                   Hlth. Ctr.), FHA Insd., 12s, 5/1/14                         BBB/P                 385,026
      1,000,000  Lakota, Local School Dist. Rev. Bonds, AMBAC, 7s,
                   12/1/10                                                     Aaa                 1,172,500
        826,382  Logan Cnty. Indl. Dev. Rev. Bonds (Indian Lake Hlth.),
                   FHA Insd., 12s, 3/15/14                                     AAA/P                 958,604
      1,910,000  Lorain Cnty., Elderly Hsg. Corp. Multi-Fam. Rev.
                   Bonds (Harr Plaza & Intl.), Ser. A, 6 3/8s, 7/15/19         A                   1,924,325
                 Lorain Cnty. Fac. Rev. Bonds (Laurel Lake)
      1,500,000    7.3s, 12/15/14                                              BB/P                1,567,500
      1,750,000    7 1/8s, 12/15/18                                            BB/P                1,809,063
                 Lorain Cnty., Hosp. Rev. Bonds
      5,325,000    (EMH Regl. Med. Ctr.), AMBAC, 7 3/4s, 11/1/13               Aaa                 6,263,531
      1,500,000    (Catholic Heatlhcare Partners), MBIA, 6s, 9/1/06            Aaa                 1,605,000
      3,100,000  Lucas Cnty., Indl. Dev. Rev. Bonds (Kroger Co.),
                   8 1/2s, 7/1/11                                              Baa                 3,518,500
                 Marion Cnty., Hlth. Care Fac. Rev. Bonds
                   (United Church Homes)
        460,000    8 7/8s, 12/1/12                                             BBB/P                 522,100
      4,000,000    6 3/8s, 11/15/10                                            BBB                 4,115,000
      2,000,000    6.3s, 11/15/15                                              BBB                 2,027,500
      1,205,000  Massillon Rev. Bonds (Lincoln Ctr. Phase II), AMBAC,
                   6.95s, 12/1/10                                              Aaa                 1,408,344
      2,500,000  Miami, Cnty., Hosp. Fac. Rev. Bonds (Upper Valley
                   Med. Ctr.), Ser. A, 6 3/8s, 5/15/26                         Baa                 2,525,000
      2,000,000  Montgomery Cnty., Hlth. Syst. Rev. Bonds
                   (Franciscan Brothers Hosp.), Ser. B-1, 8.1s, 7/1/18         Baa                 2,332,500
      2,705,000  Mount Vernon, Hosp. Rev. Bonds (Knox Cmnty.
                   Hosp.), 7 7/8s, 6/1/12                                      BBB/P               2,782,038
      5,200,000  North Olmsted, G.O. Bonds, AMBAC, 6.2s, 12/1/11               Aaa                 5,655,000
      1,885,000  North Royalton City School Dist. G.O. Bonds,
                   MBIA, 6 5/8s, 12/1/06                                       Aaa                 2,130,050
        835,000  Northwestern, School Dist. Rev. Bonds (Wayne
                   & Ashland Cntys. School Impt.), FGIC, 7.2s,
                   12/1/10                                                     Aaa                   990,519
      3,000,000  OH Cap.Corp. Multi-Fam. Rev. Bonds, Ser. A,
                   FNMA Coll., 7.6s, 11/1/23                                   Aaa                 3,178,020
                 OH Hsg. Fin. Agcy. Single Fam. Mtge. IFB
      6,064,000    Ser. A-2, GNMA Coll., 9.517s, 3/24/31                       Aaa                 6,662,820
      5,850,000    Ser. G-2, GNMA Coll., 9.981s, 3/2/23                        AAA                 6,807,938
                 OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds
        565,000    Ser. C, GNMA Coll., 7.85s, 9/1/21                           Aaa                   602,431
        425,000    Ser. 85-A, FGIC, zero %, 1/15/15                            Aaa                    73,313
      3,000,000  OH Hsg. Finl. Agcy. Mtg. Rev Bonds, Ser. A, GNMA,
                   6.05s, 9/1/17                                               AAA                 3,030,000
      1,000,000  OH State Bldg. Auth. Rev. Bonds (Adult
                   Correctional Fac.), Ser. A, AMBAC, 6s, 4/1/06               Aaa                 1,073,750
                 OH State Econ. Dev. Rev. Bonds
      1,475,000    (Sponge, Inc.), Ser. 5-A, 8 3/8s, 6/1/14                    A                   1,583,781
        640,000    (Superior Forge & Steel Corp.), Ser. 3, 7 5/8s,
                   6/1/11                                                      A                     704,000
                 OH State Higher Ed. Fac. Rev. Bonds (Case
                   Western Reserve U.)
      4,500,000    6 1/4s, 10/1/18                                             Aa                  4,955,625
      1,000,000    6s, 10/1/14                                                 Aa                  1,068,750
      1,800,000  OH State Indl. Dev. Auth. Rev. Bonds (Kroger Co.),
                   8.65s, 6/1/11                                               Baa                 2,049,750
      3,350,000  OH State Poll. Control Rev. Bonds (Standard
                   Oil Co.), 6 3/4s, 12/1/15                                   AA                  3,856,688
                 OH State Wtr. Dev. Auth. Poll. Control Fac.
                   Rev. Bonds
      2,500,000    (PA Pwr.), Ser. B, 8.1s, 9/1/18                             Baa                 2,565,575
      1,250,000    (Cleveland Elec. Illuminating), 8s, 10/1/23                 Ba                  1,295,313
      2,200,000    (State Match Loan Fund), Ser. 95, MBIA, 6 1/2s,
                   6/1/05                                                      Aaa                 2,428,250
      5,700,000  OH State Wtr. Dev. Auth. Solid Waste Disp. Rev.
                   Bonds (North Star Broken Hill Steel), 6.45s,
                   9/1/20                                                      A                   5,928,000
      2,275,000  Orrville, Elec. Syst. Mtge. Rev. Bonds, Ser. A,
                   AMBAC, 7 1/2s, 12/1/10                                      Aaa                 2,417,188
      1,000,000  Oxford, Wtr. Supply Syst. Mtge. Rev. Bonds,
                   AMBAC, 7 5/8s, 12/1/14                                      Aaa                 1,070,000
      1,000,000  Pickerington, Local School Dist. Construction &
                   Impt. Rev. Bonds, FGIC, 5.8s, 12/1/09                       Aaa                 1,063,750
                 Sandusky Cnty., Hosp. Fac. Rev. Bonds
                   (Memorial Hosp.)
      1,750,000    7 3/4s, 12/1/09                                             BBB/P               1,761,025
        795,000    7 3/8s, 12/1/01                                             BBB/P                 795,223
      2,600,000  Southwest, Local School Dist. G.O. Bonds
                   (Hamilton Cnty.), AMBAC, 7.65s, 12/1/10                     Aaa                 2,879,500
      1,500,000  Sprigboro Cmnty., City School Dist. G.O. Bonds,
                   AMBAC, 6s, 12/1/11                                          Aaa                 1,612,500
      2,925,000  Toledo Swr. Syst. Mtge. Rev. Bonds, AMBAC, 6.2s,
                   11/15/12                                                    Aaa                 3,195,563
      1,175,000  Toledo Waterworks Mtge. Rev. Bonds, AMBAC, 6.2s,
                   11/15/12                                                    Aaa                 1,283,688
      1,100,000  Tuscarawas Cnty., Hosp. Fac. Rev. Bonds (Union
                   Hosp.), Ser. A, 6 1/2s, 10/1/21                             Baa                 1,100,000
      1,000,000  Twin Valley, Cmnty. Local School Dist. Rev. Bonds,
                   FGIC, 7.05s, 12/1/11                                        Aaa                 1,176,250
      3,000,000  U. of Cincinnati COP (U. of Cincinnati Ctr.), MBIA,
                   5 1/8s, 6/1/24                                              Aaa                 2,778,750
                 Westerville, City School Dist. Rev. Bonds
                   (School Impt.)
      1,610,000    6 1/4s, 12/1/09                                             A                   1,760,938
      1,590,000    6 1/4s, 12/1/08                                             A                   1,747,013
      3,000,000  Woodridge School Dist. Rev. Bonds, AMBAC,
                   6.8s, 12/1/14                                               Aaa                 3,480,000
                 Zanesville, Hsg. Dev. Corp. Mtge. Rev. Bonds
                   FHA Insd.,
        220,000    7 3/8s, 10/1/21                                             Aaa                   262,350
        205,000    7 3/8s, 10/1/20                                             Aaa                   244,463
        185,000    7 3/8s, 10/1/19                                             Aaa                   220,613
        180,000    7 3/8s, 10/1/18                                             Aaa                   214,650
        160,000    7 3/8s, 10/1/17                                             Aaa                   190,600
        155,000    7 3/8s, 10/1/16                                             Aaa                   184,644
                                                                                              --------------
                                                                                                 192,319,961

Puerto Rico (16.5%)
------------------------------------------------------------------------------------------------------------
      4,000,000  Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds, Ser. Y,
                   MBIA, 6 1/2s, 7/1/06                                        Aaa                 4,490,000
                 Cmnwlth. of PR, G.O. Bonds, MBIA
      1,100,000    6 1/2s, 7/1/08                                              Aaa                 1,244,375
      5,425,000    6 1/2s, 7/1/07                                              Aaa                 6,109,906
      3,600,000  Cmnwlth. of PR, Impt. G.O. Bonds, 7.7s, 7/1/20                Aaa                 4,009,500
                 Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
      1,000,000    Ser. Z, MBIA, 6 1/4s, 7/1/15                                Aaa                 1,110,000
      4,000,000    Ser. W, 5 1/2s, 7/1/15                                      A                   3,965,000
      1,350,000  Cmnwlth. of PR, Hwy. Auth. Rev. Bonds, Ser. Q,
                   7 3/4s, 7/1/16                                              Aaa                 1,505,250
      4,180,000  Cmnwlth of PR, Muni. Fin. Agcy. Rev. Bonds, Ser. A,
                   FSA, 6s, 7/1/11                                             Aaa                 4,503,950
                 Cmnwlth of PR, Pub. Bldg. Auth. Rev. Bonds, Ser. A
      1,100,000    6 1/4s, 7/1/15                                              Aaa                 1,221,000
      1,440,000    6 1/4s, 7/1/12                                              Aaa                 1,596,600
      3,875,000    6 1/4s, 7/1/11                                              Aaa                 4,296,399
      3,000,000  Cmnwlth. of PR, Pub. Bldg. Auth. Ed. & Hlth. Fac.
                   Rev. Bonds, 4.8s, (5.7s, 7/1/98), 7/1/16 ++                 A                   2,891,250
      1,400,000  Cmnwlth. of PR, Tel. Auth. IFB, MBIA, 6.56s, 1/16/15          Aaa                 1,363,250
                                                                                              --------------
                                                                                                  38,306,480
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $221,788,337) ***                                      $230,626,441
------------------------------------------------------------------------------------------------------------

*   Percentages indicated are based on net assets of $232,990,511.

**  The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 1997 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 1997. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

*** The aggregate identified cost for federal tax purposes is $221,788,337, resulting in gross unrealized appreciation and depreciation of $9,656,271 and $818,167 respectively, or net unrealized appreciation of
    $8,838,104.

++  The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

#   A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 1997.

The rates shown on IFBs which are securities paying interest rates that vary inversely to changes in the market interest rates are the current interest rates at May 31, 1997.

The fund had the following industry group concentrations greater than 10% at May 31, 1997
(as a percentage of net assets):

   Health Care        22.4%

   Education          16.6

   Water & Sewer      12.0

   Housing            10.5

The fund had the following insurance concentrations greater than 10% at May 31, 1997
(as a percentage of net assets):

   MBIA               19.6%
   AMBAC              17.8


----------------------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 1997
(aggregate face value $14,489,062)
                                                 Aggregate
                                    Total           Face      Expiration     Unrealized
                                    Value          Value         Date       Depreciation
----------------------------------------------------------------------------------------
U.S. Muni Index
Future (Short)                   $10,530,000    $10,107,187     Jun-97         $(422,813)
U.S. Treasury Bond
Future (Short)                     4,401,250      4,381,875     Jun-97           (19,375)
----------------------------------------------------------------------------------------
                                                                               $(442,188)
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
May 31, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(Identified cost $221,788,337) (Note 1)                                                 230,626,441
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                            4,566,033
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                      151,619
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                              155,000
---------------------------------------------------------------------------------------------------
Total assets                                                                            235,499,093

Liabilities
---------------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                          1,170,394
---------------------------------------------------------------------------------------------------
Payable for variation margin                                                                 56,875
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       646,026
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                  109,216
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                351,530
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   46,921
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                                5,840
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,171
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                       96,237
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       24,372
---------------------------------------------------------------------------------------------------
Total liabilities                                                                         2,508,582
---------------------------------------------------------------------------------------------------
Net assets                                                                             $232,990,511

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                        $226,093,087
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                210,370
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                    (1,708,862)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                8,395,916
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $232,990,511

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($185,030,468 divided by 20,571,635 shares)                                                   $8.99
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.99)*                                        $9.44
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($47,049,517 divided by 5,237,778 shares) +                                                   $8.98
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($910,526 divided by 101,197 shares)                                                          $9.00
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.00)**                                       $9.30
---------------------------------------------------------------------------------------------------
*  On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.
** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
+  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended May 31, 1997

Tax exempt interest income:                                                            $14,323,814
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         1,395,593
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             256,544
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                          17,201
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             7,037
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                      373,686
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                      380,053
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                        3,424
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     28,572
--------------------------------------------------------------------------------------------------
Registration fees                                                                            6,366
--------------------------------------------------------------------------------------------------
Auditing                                                                                    28,156
--------------------------------------------------------------------------------------------------
Legal                                                                                       13,838
--------------------------------------------------------------------------------------------------
Postage                                                                                     33,573
--------------------------------------------------------------------------------------------------
Other                                                                                       33,185
--------------------------------------------------------------------------------------------------
Total expenses                                                                           2,577,228
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (102,879)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             2,474,349
--------------------------------------------------------------------------------------------------
Net investment income                                                                   11,849,465
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                         1,361,864
--------------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                            483,147
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the year                   4,190,338
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                  6,035,349
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $17,884,814
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                                                               Year ended May 31
                                                                                       -------------------------------
                                                                                           1997               1996
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   $11,849,465        $12,129,002
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                          1,845,011            938,453
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) of investments                                                             4,190,338         (5,934,894)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     17,884,814          7,132,561
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                              (9,691,029)       (10,350,980)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                              (2,018,939)        (1,781,308)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                 (32,971)            (8,960)
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)                             (1,934,629)         7,768,385
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                              4,207,246          2,759,698

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                       228,783,265        226,023,567
----------------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $210,370 and $75,656, respectively)                                          $232,990,511       $228,783,265
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
--------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                            Year ended May 31
--------------------------------------------------------------------------------------------------------------------
                                     1997             1996             1995             1994             1993
--------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $8.76            $8.95            $8.80            $9.26            $8.78
--------------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------------
Net investment income                 .46              .48              .52              .53              .54
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            .23             (.19)             .15             (.35)             .48
--------------------------------------------------------------------------------------------------------------------
Total from
investment operations                 .69              .29              .67              .18             1.02
--------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------
From net
investment income                    (.46)            (.48)            (.51)            (.52)            (.54)
--------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                         --               --             (.01)            (.12)              --
--------------------------------------------------------------------------------------------------------------------
Total distributions                  (.46)            (.48)            (.52)            (.64)            (.54)
--------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                       $8.99            $8.76            $8.95            $8.80            $9.26
--------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)            8.05             3.30             8.04             1.88            11.94
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $185,030         $186,633         $193,176         $194,130         $177,879
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)             .98              .96              .93              .99             1.04
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)            5.22             5.39             5.97             5.68             5.90
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              33.92            33.23            66.29            44.45            21.57
--------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------

                                                                                          For the period
Per-share                                                                                 July 15, 1993+
operating performance                                   Year ended May 31                   to May 31
------------------------------------------------------------------------------------------------------------
                                              1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                          $8.75            $8.94            $8.79            $9.37
------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------
Net investment income                          .41              .42              .46              .40
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                     .22             (.19)             .16             (.46)
------------------------------------------------------------------------------------------------------------
Total from
investment operations                          .63              .23              .62             (.06)
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                             (.40)            (.42)            (.46)            (.40)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                  --               --             (.01)            (.12)
------------------------------------------------------------------------------------------------------------
Total distributions                           (.40)            (.42)            (.47)            (.52)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                $8.98            $8.75            $8.94            $8.79
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                     7.35             2.63             7.39            (1.49)*
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                             $47,050          $41,655          $32,847          $17,959
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                     1.63             1.61             1.58             1.42 *
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                     4.56             4.71             5.24             4.35 *
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                       33.92            33.23            66.29            44.45
------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).




Financial highlights
(For a share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------
                                                                                              For the period
Per-share                                                                                      April 3, 1995+
operating performance                                              Year ended May 31             to May 31
---------------------------------------------------------------------------------------------------------------
                                                                  1997             1996             1995
---------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                              $8.76            $8.95            $8.76
---------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------
Net investment income                                              .44              .45              .08
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                         .23             (.18)             .19
---------------------------------------------------------------------------------------------------------------
Total from
investment operations                                              .67              .27              .27
---------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------
From net
investment income                                                 (.43)            (.46)            (.08)
---------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                      --               --               --
---------------------------------------------------------------------------------------------------------------
Total distributions                                               (.43)            (.46)            (.08)
---------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                    $9.00            $8.76            $8.95
---------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                         7.85             3.00             3.05 *
---------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                    $911             $495               $1
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                         1.28             1.27              .20 *
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                         4.87             4.85              .89 *
---------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                           33.92            33.23            66.29
---------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).




Notes to financial statements
May 31, 1997

Note 1
Significant accounting policies

Putnam Ohio Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Ohio personal income tax as Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a portfolio of Ohio tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75 %. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 1997, the fund had a capital loss carryover of approximately $1,216,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

    Loss Carryover   Expiration
    ------------------------------------
        $825,000     May 31, 2003

        $391,000     May 31, 2004

E) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences include treatment of market discount, capital loss carryovers and realized and unrealized gains and losses on certain futures contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

For the year ended May 31, 1997, the fund reclassified $28,188 to increase undistributed net investment income and $350 to increase paid-in-capital, with an increase to accumulated net realized loss on investments of $28,538. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds, original issue discount and stepped-coupon bonds are accreted according to the effective yield method.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next 5 billion, 0.355% of the next $5 billion, 0.340% of the next $5 billion and 0.33% of any excess thereafter. Prior to September 20, 1996, any amount over $1.5 billion was based on 0.40%.

As part of the custodian contract between the subcustodian bank and Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc., the subcustodian bank has a lien on the securities of the fund to the extent permitted by the funds investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At May 31, 1997, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended May 31, 1997, fund expenses were reduced by $102,879 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $450 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended May 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $21,347 and $321 from the sale of class A and class M shares, respectively and $152,734 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended May 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received no monies on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended May 31, 1997, purchases and sales of investment securities other than short-term investments aggregated $78,439,981 and $76,875,643, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At May 31, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                          Year ended
                                          May 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,198,774      $10,700,758
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       689,750        6,142,339
------------------------------------------------------------
                                  1,888,524       16,843,097

Shares
repurchased                      (2,622,181)     (23,383,041)
------------------------------------------------------------
Net decrease                       (733,657)     $(6,539,944)
------------------------------------------------------------

                                           Year ended
                                          May 31, 1996
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,664,704      $14,921,281
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       739,838        6,620,990
------------------------------------------------------------
                                  2,404,542       21,542,271

Shares
repurchased                      (2,684,436)     (23,982,793)
------------------------------------------------------------
Net decrease                       (279,894)     $(2,440,522)
------------------------------------------------------------

                                          Year ended
                                         May 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,305,642      $11,620,146
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       131,755        1,171,868
------------------------------------------------------------
                                  1,437,397       12,792,014

Shares
repurchased                        (961,610)      (8,580,550)
------------------------------------------------------------
Net increase                        475,787       $4,211,464
------------------------------------------------------------

                                           Year ended
                                          May 31, 1996
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,827,306      $16,326,847
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       116,237        1,038,592
------------------------------------------------------------
                                  1,943,543       17,365,439

Shares
repurchased                        (855,573)      (7,662,401)
------------------------------------------------------------
Net increase                      1,087,970       $9,703,038
------------------------------------------------------------

                                           Year ended
                                          May 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                          44,589         $393,371
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         2,895           25,792
------------------------------------------------------------
                                     47,484          419,163

Shares
repurchased                          (2,815)         (25,312)
------------------------------------------------------------
Net increase                         44,669         $393,851
------------------------------------------------------------

                                            Year ended
                                           May 31, 1996
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                          56,781         $509,049
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           767            6,820
------------------------------------------------------------
                                     57,548          515,869

Shares
repurchased                          (1,135)         (10,000)
------------------------------------------------------------
Net increase                         56,413         $505,869
------------------------------------------------------------



Federal tax information
(Unaudited)

The fund has designated 99.4% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calender 1997.




PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund *

Health Sciences Trust

International Growth Fund +

International New Opportunities Fund

Investors Fund

New Opportunities Fund

OTC & Emerging Growth Fund [DBL. DAGGERS]

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Intermediate U.S. Government

Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

MOST CONSERVATIVE
INVESTMENTS **

Putnam money market funds: ++

California Tax Exempt Money Market Fund

Money Market Fund

New York Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

CDs and savings accounts [2 DBL. DAGGERS]

* Formerly Natural Resources Fund

+ Formerly Overseas Growth Fund

[DBL. DAGGERS] Formerly OTC Emerging Growth Fund

[SECTION MARK] Not available in all states.

** Relative to above.

++ An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

[2 DBL. DAGGERS] Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured up to certain limits by federal/state agencies. Savings accounts may also be insured up to certain limits. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Howard K. Manning
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Ohio Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

34416-848/240/130    7/97